united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/17

Item 1. Reports to Stockholders.

Satuit West Shore Real Return Fund

Class A shares: AWSFX

Class I shares: IWSFX

Class N shares: NWSFX

Class R shares: RWSFX

Annual Report

April 30, 2017

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Management Discussion of Fund Performance

Over the last fiscal year ended April 30th 2017, the Satuit West Shore Real Return Fund’s (the “Fund”) return was +0.54% for Class I versus 1.73% for our benchmark Bloomberg Barclays U.S. Tips Index. We are frustrated that the Fund underperformed its benchmark. However, the strategy of the Fund is to preserve purchasing power while emphasizing low volatility and low correlation to traditional equity and bond markets. The Fund is also designed to produce some income in the process. What this means is that the Fund will not perform as traditional asset markets might perform. It is designed to be different for times that will be different.

The Fund has a global perspective. We search for value in every corner of the world. In equities, our focus is finding value based on long-term cash flows and the market’s pricing of those cash flows. We prefer real assets to financial assets for their ability to capture some inflation but we occasionally supplement the portfolio with financial asset exposure. In bonds, we favor emerging countries and inflation indexed bonds. Emerging Market countries are often reliant on commodity exports and their credit quality and market pricing can offer some inflation protection. We also will use strategic domestic and foreign preferred stocks where we find value. Real asset companies (those that mine or own the production of mines) and holdings of precious metals can be significant portion of the portfolio for their ability to capture inflation over the long-term. Finally, the Fund’s alternative investments are designed to provide longer-term growth and inflation protection. They do not trade on any exchange and therefore provide some insulation against market dislocations.

As we peer into fiscal year 2017 performance, positive contributions came from the Fund’s holdings in Common Stocks lead primarily by the holdings in the Consumer Products. Exposure to Consumer Staples added positive contribution as well. Positive contribution also came from positions in Emerging Market equities. We added exposure to the Chinese Banking system, South African Telecom and U.S. focused REIT’s late in the fiscal year adding to performance. The Fund’s positions in Bonds did well enough to provide sufficient upward price movement.

Detracting from performance, the modest decline in Precious Metals prices removed some value in our Metals and Mining holdings. Investments made late in the fiscal year in the Russian and Brazilian Energy sectors and Materials (through global iron ore exposure) detracted from performance as well. While the rest of the commodity complex firmed a bit, it was not enough to move the needle either way as sentiment has been negative in the space for some time.

The world remains in the grip of the deflationary forces of high debt levels and excess capacity which is being offset by the large presence of central bank initiatives to create inflation. The effect is one of stalemate so far except for the inflation created in developed world equity markets (which are priced well beyond most standard measures of valuation). Investors are bidding up equity assets as low or negative yielding cash balances are seemingly too painful to hold. Thus, investors are left to invest in one of the most expensive markets in recorded history (by most traditional measures) or hold cash or bonds with virtually no yield. There is no precedent for what should be viewed as an experiment. Governments have large unfunded liabilities in the form of entitlement programs and benefits that must be financed at least partially with taxes. Deflation or generally falling price levels, reduces the value of what might be taxed and therefore damages government’s ability to fund expenditures without taking on additional debt. Governments continue to do that as well despite the economic research that seems to prove the effort as counter-productive. After debt reaches approximately 100% of a country’s gross domestic product (GDP), the research says growth potential declines. Investors seem to be witnessing that in the developed world, where, despite massive stimulus efforts, growth remains sluggish. Apparently a debt problem cannot be solved with even more debt.

Nobody knows how or where this ends. The Satuit West Shore Real Return Fund is geared for a climate that is higher in inflation than investors have witnessed. The excessive amount of money created (in the form of bank reserves) would have frightened economists of previous generations. Yet today investors have a degree of complacency that would be surprising given the results. This could change, perhaps suddenly. However, all that said, the strategy of the Fund is designed to manage through what could become uncertain times.

Michael Shamosh

Robert J Sullivan

Co-Portfolio Managers

Satuit West Shore Real Return Fund

NLD Review Code: 3444-NLD-6/28/2017

The views expressed in this report are those of the Fund’s portfolio managers. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management predications and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict.

SATUIT WEST SHORE REAL RETURN FUND

PORTFOLIO REVIEW (Unaudited)

April 30, 2017

The Fund’s performance figures* for the periods ended April 30, 2017, compared to its benchmarks:

			Annualized
		Annualized	Since Inception** -
	One Year	Three Year	April 30, 2017
Satuit West Shore Real Return Fund – Class A	0.54%	(3.01)%	(1.45)%
Satuit West Shore Real Return Fund – Class A with load	(5.24)%	(4.92)%	(3.16)%
Satuit West Shore Real Return Fund – Class I	0.54%	(2.98)%	(1.41)%
Satuit West Shore Real Return Fund – Class N	0.24%	(3.25)%	(1.66)%
Satuit West Shore Real Return Fund – Class R	0.54%	(2.98)%	(1.42)%
Bloomberg Barclays U.S. TIPS Index	1.73%	1.77%	2.48%
Consumer Price Index	2.20%	1.04%	1.42%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.34% for Class A shares, 1.94% for Class I shares, 2.19% for Class N shares and 2.44% for Class R shares per the October 4, 2016, prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.22% for Class A shares, 1.82% for Class I shares, 2.07% for Class N shares and 2.32% for Class R shares. For performance information current to the most recent month-end, please call toll-free 1-855-973-8637 (1-855-WSFUNDS).

**	The Fund’s inception date is December 6, 2013.

Bloomberg Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more. It is not possible to invest directly in an unmanaged index.

The Consumer Price Index (“CPI”) is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

SATUIT WEST SHORE REAL RETURN FUND

PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2017

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Common Stocks	25.9%
U.S. Treasury Bonds & Notes	19.8%
Exchange Traded Funds	17.4%
Private Investments	9.5%
Corporate Bonds	8.8%
Closed End Mutual Funds	8.5%
Preferred Stock	6.1%
Other, Cash & Cash Equivalents	4.0%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Satuit West Shore Real Return Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2017

Shares		Fair Value
	CLOSED-END MUTUAL FUNDS - 8.5%
55,149	BlackRock Resources & Commodities Strategy Trust	$473,730
37,226	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	294,085
85,000	Sprott Physical Gold Trust * - Canadian Mutual Fund	879,750
56,000	Sprott Physical Silver Trust * - Canadian Mutual Fund	364,560
	TOTAL CLOSED-END MUTUAL FUNDS (Cost $2,103,700)	2,012,125

	COMMON STOCKS - 25.9%
	AGRICULTURE - 5.4%
10,927	Altria Group, Inc.	784,340
7,800	Reynolds American, Inc.	503,100
		1,287,440
	BANKS - 1.4%
6,740	China Construction Bank Corp. - ADR	109,525
8,200	Industrial & Commercial Bank of China Ltd. - ADR	107,420
8,750	Itau Unibanco Holding S.A. - ADR	107,625
		324,570
	IRON/STEEL - 0.2%
5,620	Vale SA - ADR	48,220

	MACHINERY - DIVERSIFIED - 0.3%
4,300	USA Compression Partners LP	72,025

	MINING - 11.0%
12,996	Franco-Nevada Corp.	885,287
10,438	Royal Gold, Inc.	737,758
60,000	Sandstorm Gold Ltd. *	208,800
38,794	Silver Wheaton Corp.	774,716
		2,606,561
	OIL & GAS - 2.7%
3,215	Chevron Corp.	343,040
1,800	LUKOIL PJSC - ADR	89,190
8,660	Petroleo Brasileiro S.A. - ADR *	78,027
20,000	San Juan Basin Royalty Trust	141,600
		651,857
	PIPELINES - 1.2%
10,778	Enterprise Products Partners LP	294,455

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.2%
12,000	Government Properties Income Trust	255,840
20,000	Medical Properties Trust, Inc.	261,400
		517,240
	SEMICONDUCTORS - 0.5%
3,400	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	112,438

	TELECOMMUNICATIONS - 0.4%
10,620	MTN Group Ltd. - ADR	100,359

	TRANSPORTATION - 0.6%
4,900	Dynagas LNG Partners LP	79,919
3,000	Golar LNG Ltd.	76,530
		156,449

	TOTAL COMMON STOCKS (Cost $4,971,972)	6,171,614

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2017

Principal		Fair Value
	CORPORATE BONDS - 8.8%
	BANKS - 4.4%
1,000,000	JPMorgan Chase & Co., 7.900% due 4/30/2018	$1,046,250

	INSURANCE - 4.4%
1,000,000	MetLife, Inc., 5.250% due 6/15/2020	1,041,000

	TOTAL CORPORATE BONDS (Cost $2,062,243)	2,087,250
Shares
	EXCHANGE TRADED FUNDS - 17.4%
	COMMODITY FUNDS - 6.6%
63,000	VanEck Merk Gold Trust ETF *	789,390
42,000	WisdomTree Continuous Commodity Index ETF *	792,960
		1,582,350
	DEBT FUNDS - 5.7%
4,000	iShares JP Morgan USD Emerging Markets Bond ETF	460,800
5,000	iShares US Preferred Stock ETF	195,050
10,000	PowerShares Build America Bond ETF	294,800
22,000	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	410,740
		1,361,390
	EQUITY FUND - 5.1%
30,000	Vanguard FTSE Emerging Markets ETF	1,210,200

	TOTAL EXCHANGE TRADED FUNDS (Cost $3,907,707)	4,153,940

	PREFERRED STOCK - 6.1%
50,000	CHS, Inc., 7.500% (Cost $1,322,842)	1,445,000

	PRIVATE INVESTMENTS - 9.5%
387,915	Caledonian Royalty Corp ^ **	245,184
400	Twentieth Century Masters Collection, LLC ^ * ** #	2,019,084
	TOTAL PRIVATE INVESTMENTS (Cost $4,495,068)	2,264,268
Principal
	U.S. TREASURY BONDS & NOTES - 19.8%
1,500,000	United States Treasury Inflation Indexed Bond, 0.625% due 1/15/2024	1,610,427
1,000,000	United States Treasury Note, 2.250% due 11/15/2024	1,006,895
2,000,000	United States Treasury Inflation Indexed Bond, 1.000% due 2/15/2046	2,108,461
	TOTAL U.S. TREASURY BONDS & NOTES (Cost $4,701,170)	4,725,783

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2017

Shares		Fair Value
	SHORT-TERM INVESTMENT- 3.5%
	MONEY MARKET FUND - 3.5%
843,395	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio 0.38% + ^	$843,395
	TOTAL SHORT-TERM INVESTMENT (Cost $843,395)

	TOTAL INVESTMENTS - 99.5% (Cost $24,408,097) (a)	$23,703,375
	OTHER ASSETS LESS LIABILITIES - 0.5%	115,794
	NET ASSETS - 100.0%	$23,819,169

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,351,473 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,998,146
Unrealized Depreciation:	(2,646,244)
Net Unrealized Depreciation:	$(648,098)

ADR - American Depositary Receipt.

LP - Limited Partnership

PJSC - Public Joint Stock Company

REITS - Real Estate Investment Trusts.

S.A. - Sociedade Anônima

*	Non-Income producing security.

**	Illiquid security. Total illiquid securities represents 9.5% of net assets as of April 30, 2017.

#	Affiliated Fund. (See Note 6)

^	All or a portion of this investment is a holding of the Satuit West Shore Real Return Income (Cayman) Limited, a consolidated subsidiary.

+	Money market fund; interest rate reflects seven-day effective yield on April 30, 2017.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017

ASSETS
Investments in Securities at Fair Value (Cost $ 22,408,097)	$21,684,291
Investments in Affiliated Securities at Fair Value (Cost $ 2,000,000)	2,019,084
Dividends and interest receivable	95,759
Prepaid expenses and other assets	68,432
TOTAL ASSETS	23,867,566

LIABILITIES
Payable for Fund shares purchased	15,066
Investment advisory fees payable	4,867
Payable to related parties	3,805
Distribution (12b-1) fees payable	52
Accrued expenses and other liabilities	24,607
TOTAL LIABILITIES	48,397
NET ASSETS	$23,819,169

Net Assets Consist Of:
Paid in capital	26,837,860
Accumulated net investment loss	(260,634)
Accumulated net realized loss	(2,052,393)
Net unrealized depreciation of investments and foreign currency transactions	(705,664)
NET ASSETS	$23,819,169

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)

April 30, 2017

Net Asset Value Per Share:
Class A Shares:
Net Assets ($0 par value, unlimited shares authorized)	$9
Shares of beneficial interest outstanding	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.38	*
Maximum offering price per share (maximum sales charge of 5.75%) (a) (b)	$9.95

Class I Shares:
Net Assets ($0 par value, unlimited shares authorized)	$23,567,478
Shares of beneficial interest outstanding	2,531,406
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.31

Class N Shares:
Net Assets ($0 par value, unlimited shares authorized)	$251,673
Shares of beneficial interest outstanding	27,144
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.27

Class R Shares:
Net Assets ($0 par value, unlimited shares authorized)	$9
Shares of beneficial interest outstanding	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.39	*

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge on redemptions made within 18 months of purchase.

(b)	Redemptions of shares held less than 180 days may be assessed a redemption fee of 1.00%.

*	NAV may not recalculate due to rounding of shares.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended April 30, 2017

INVESTMENT INCOME
Dividends	$305,690
Interest	190,051
Less: withholding taxes (Foreign: $916)	(2,863)
TOTAL INVESTMENT INCOME	492,878

EXPENSES
Investment advisory fees	301,293
Distribution (12b-1) fees:
Class N	865
Legal fees	92,621
Administrative services fees	37,997
Audit fees	37,946
Accounting services fees	32,438
Transfer agent fees	32,050
Compliance officer fees	27,166
Trustees fees and expenses	23,640
Registration fees	21,365
Printing and postage expenses	17,312
Custodian fees	11,741
Non 12b-1 shareholder servicing	3,244
Insurance expense	1,289
Other expenses	2,492
TOTAL EXPENSES	643,459

Plus: Fees waived by the Adviser	(115,150)

NET EXPENSES	528,309
NET INVESTMENT LOSS	(35,431)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Security transactions	(65,616)
Foreign currency transactions	(439)
(66,055)
Net change in unrealized appreciation (depreciation) from:
Investments	281,628
Foreign currency translations	134
281,762

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	215,707

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$180,276

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
FROM OPERATIONS
Net investment gain (loss)	$(35,431)	$(97,332)
Net realized loss from security transactions and foreign currency transactions	(66,055)	(2,094,200)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	281,762	(1,077,804)
Net increase (decrease) in net assets resulting from operations	180,276	(3,269,336)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	— (a)	—
Class I	(52,821)	(45,610)
Class N	—	(608)
Class R	— (a)	—
From return of capital:
Class I	—	(347,899)
Class N	—	(3,535)
Net decrease in net assets resulting from distributions to shareholders	(52,821)	(397,652)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	582,000	4,285,900
Class N	8,050	95,713
Net asset value of shares issued in reinvestment of distributions:
Class I	1,886	11,939
Class N	—	4,121
Redemption fee proceeds:
Class I	2,204	9,561
Class N	68	73
Payments for shares redeemed:
Class I	(10,841,573)	(7,544,799)
Class N	(159,576)	(112,861)
Net decrease in net assets resulting from shares of beneficial interest	(10,406,941)	(3,250,353)

TOTAL DECREASE IN NET ASSETS	(10,279,486)	(6,917,341)

NET ASSETS
Beginning of Year	34,098,655	41,015,996
End of Year*	$23,819,169	$34,098,655
*Includes accumulated net investment loss of:	$(260,634)	$(182,251)

(a)	Amount represents less than $1.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	April 30, 2017	April 30, 2016
SHARE ACTIVITY
Class I:
Shares Sold	62,149	465,414
Shares Reinvested	209	1,299
Shares Redeemed	(1,161,443)	(817,016)
Net decrease in shares of beneficial interest outstanding	(1,099,085)	(350,303)

Class N:
Shares Sold	846	9,675
Shares Reinvested	—	449
Shares Redeemed	(17,226)	(11,886)
Net decrease in shares of beneficial interest outstanding	(16,380)	(1,762)

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
Class A	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014 (1)
Net asset value, beginning of period	$9.35	$10.18	$10.43	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.06)	(0.03)	0.02	(0.04)
Net realized and unrealized gain (loss) on investments	0.11	(0.76)	(0.19)	0.47
Total from investment operations	0.05	(0.79)	(0.17)	0.43
Less distributions from:
Net investment income	(0.02)	—	—	—
Net realized gains	—	—	(0.08)	—
Return of capital	—	(0.04)	—	—
Total distributions	(0.02)	(0.04)	(0.08)	—
Paid-in-Capital From Redemption Fees (7)	—	0.00	0.00	0.00
Net asset value, end of period	$9.38	$9.35	$10.18	$10.43
Total return (3)	0.54%	(7.71)%	(1.68)%	4.30	% (6)
Net assets, at end of period (9)	$9	$9	$10	$11
Ratio of gross expenses to average net assets (4)(5)(10)	2.54%	2.27%	2.14%	2.58%
Ratio of net expenses to average net assets (5)(10)	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets (5)(8)(10)	(0.61)%	(0.32)%	0.21%	(0.99)%
Portfolio Turnover Rate	26%	28%	101%	8	% (6)

(1)	The Satuit West Shore Real Return Fund’s Class A shares commenced operations on December 6, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total Returns for periods less than one year are not annualized.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not Annualized.

(7)	Amount represents less than $0.005 per share.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Actual net assets, not truncated.

(10)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended		Period Ended
Class I	April 30, 2017	April 30, 2016	April 30, 2015		April 30, 2014 (1)
Net asset value, beginning of period	$9.28	$10.19	$10.43		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.01)	(0.02)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	0.06	(0.79)	(0.16)		0.45
Total from investment operations	0.05	(0.81)	(0.14)		0.43
Less distributions from:
Net investment income	(0.02)	(0.01)	(0.02)		(0.00	) (7)
Net realized gains	—	—	(0.08)		—
Return of capital	—	(0.09)	—		—
Total distributions	(0.02)	(0.10)	(0.10)		(0.00)
Paid-in-Capital From Redemption Fees (7)	0.00	0.00	0.00		0.00
Net asset value, end of period	$9.31	$9.28	$10.19		$10.43
Total return (3)	0.54%	(7.71)%	(1.57)%		4.34	% (6)
Net assets, at end of period (000s)	$23,567	$33,696	$40,556		$45,337
Ratio of gross expenses to average net assets (4)(5)(11)	2.14%	1.87%	1.74	% (10)	2.18%
Ratio of net expenses to average net assets (5)(11)	1.75%	1.75%	1.75	% (9)	1.75%
Ratio of net investment income (loss) to average net assets (5)(8)(11)	(0.11)%	(0.27)%	0.22%		(0.38)%
Portfolio Turnover Rate	26%	28%	101%		8	% (6)

(1)	The Satuit West Shore Real Return Fund’s Class I shares commenced operations on December 6, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total Returns for periods less than one year are not annualized.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not Annualized.

(7)	Amount represents less than $0.005 per share.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets after Adviser recapture of waived/reimbursed fees from prior periods.

(10)	Represents ratio of expenses to average net assets before Adviser recapture of waived/reimbursed fees from prior periods.

(11)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended		Period Ended
Class N	April 30, 2017	April 30, 2016	April 30, 2015		April 30, 2014 (1)
Net asset value, beginning of period	$9.25	$10.16	$10.43		$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.05)	(0.00	) (7)	(0.03)
Net realized and unrealized gain (loss) on investments	0.06	(0.77)	(0.17)		0.46
Total from investment operations	0.02	(0.82)	(0.17)		0.43
Less distributions from:
Net investment income	—	(0.01)	(0.02)		(0.00	) (7)
Net realized gains	—	—	(0.08)		—
Return of capital	—	(0.08)	—		—
Total distributions	—	(0.09)	(0.10)		(0.00)
Paid-in-Capital From Redemption Fees (7)	0.00	0.00	0.00		0.00
Net asset value, end of period	$9.27	$9.25	$10.16		$10.43
Total return (3)	0.24%	(7.91)%	(1.89)%		4.32	% (6)
Net assets, at end of period (000s)	$252	$403	$460		$317
Ratio of gross expenses to average net assets (4)(5)(11)	2.39%	2.12%	1.99	% (10)	2.43%
Ratio of net expenses to average net assets (5)(11)	2.00%	2.00%	2.00	% (9)	2.00%
Ratio of net investment loss to average net assets (5)(8)(11)	(0.39)%	(0.56)%	(0.04)%		(0.62)%
Portfolio Turnover Rate	26%	28%	101%		8	% (6)

(1)	The Satuit West Shore Real Return Fund’s Class N shares commenced operations on December 6, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total Returns for periods less than one year are not annualized.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not Annualized.

(7)	Amount represents less than $0.005 per share.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets after Adviser recapture of waived/reimbursed fees from prior periods.

(10)	Represents ratio of expenses to average net assets before Adviser recapture of waived/reimbursed fees from prior periods.

(11)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
Class R	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014 (1)
Net asset value, beginning of period	$9.36	$10.19	$10.43	$10.00
Activity from investment operations:
Net investment gain (loss) (2)	0.01	(0.03)	(0.57)	—
Net realized and unrealized gain (loss) on investments	0.04	(0.76)	0.41	0.43
Total from investment operations	0.05	(0.79)	(0.16)	0.43
Less distributions from:
Net investment income	(0.02)	—	—	—
Net realized gains	—	—	(0.08)	—
Return of capital	—	(0.04)	—	—
Total distributions	(0.02)	(0.04)	(0.08)	—
Net asset value, end of period	$9.39	$9.36	$10.19	$10.43
Total return (3)	0.54%	(7.70)%	(1.59)%	4.30	% (6)
Net assets, at end of period (8)	$9	$9	$10	$10
Ratio of gross expenses to average net assets (4)(5)(9)	2.64%	2.37%	2.24%	2.68%
Ratio of net expenses to average net assets (5)(9)	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets (5)(7)(9)	0.13%	(0.32)%	0.21%	(0.88)%
Portfolio Turnover Rate	26%	28%	101%	8	% (6)

(1)	The Satuit West Shore Real Return Fund’s Class R shares commenced operations on December 6, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total Returns for periods less than one year are not annualized.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Actual net assets, not truncated.

(9)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2017

1.	ORGANIZATION

The Satuit West Shore Real Return Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on December 6, 2013. The Fund’s objective is to seek to preserve purchasing power while emphasizing volatility management and low correlation to traditional equity and bond markets.

Consolidation of Subsidiary – Satuit West Shore Real Return Income (Cayman) Limited (“SWSRRIL”) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund include the accounts of SWSRRIL, which is a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund offers Class A, Class I, Class N and Class R shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2017, for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Closed-End Mutual Funds	$2,012,125	$—	$—	$2,012,125
Common Stocks	6,171,614	—	—	6,171,614
Corporate Bonds	—	2,087,250	—	2,087,250
Exchange Traded Funds	4,153,940	—	—	4,153,940
Preferred Stock	1,445,000	—	—	1,445,000
Private Investments	—	—	2,264,268	2,264,268
U.S. Treasury Bonds & Notes	—	4,725,783	—	4,725,783
Money Market Fund	843,395	—	—	843,395
Total	$14,626,074	$6,813,033	$2,264,268	$23,703,375

*	Refer to the Schedule of Investments for classifications.

There were no transfers between Level 1, Level 2 and Level 3 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized within Level 3 of the fair value hierarchy as of April 30, 2017:

Private Investments
Beginning Balance	$2,322,075
Total realized gain (loss)	—
Appreciation (Depreciation)	(57,807)
Cost of Purchases	—
Proceeds from Sales	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$2,264,268

Significant unobservable valuation inputs for Level 3 investments as of April 30, 2017, are as follows:

	Fair Value at	Valuation		Inputs
Assets (at fair value)	April 30, 2017	Technique	Unobservable Inputs	(Weighted Average)
Investments in private investments:
			Asset - Liabilities Applying
Caledonian Royalty Corp.	$245,184	Discount from Last Equity Offering	Discount Factor	Discount Rate 15.3%

Twentieth Century Masters Collection, LLC	$2,019,084	Appraised Value (See Note 6)	Appraisal Value	Midpoint

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in the CFC is as follows:

		CFC Net Assets At	% Of Total Net Assets at
	Inception Date of CFC	April 30, 2017	April 30, 2017
SWSRRIL	3/24/2014	$ 2,732,912	11.47%

For tax purposes, SWSRRIL is an exempted Cayman investment company. SWSRRIL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, SWSRRIL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, SWSRRIL’ net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Commodities Risk – Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2014 through April 30, 2016, or expected to be taken in the Fund’s April 30, 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended April 30, 2017, amounted to $7,661,131 and $5,896,808 respectively.

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – On June 27, 2016, the Board of the Trust approved an Interim Advisory Agreement and a new Investment Advisory Agreement (the “New Investment Advisory Agreement”), each between the Trust and Satuit Capital Management, LLC (“SCM” or the “Adviser”) in order to replace West Shore Group, LLC (“West Shore”) as the Fund’s investment adviser. West Shore had elected not to renew its investment advisory agreement with the Trust, on behalf of the Fund. The investment advisory agreement with West Shore terminated on June 30, 2016, and the Interim Advisory Agreement with SCM became effective on July 1, 2016. The New Investment Advisory Agreement was approved by shareholders on October 3, 2016 and went into effect on the same date. Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund (the “Waiver Agreement”), until at least November 31, 2017, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.15%, 1.75%, 2.00%, and 2.25%, of the Fund’s average daily net assets for Class A, Class I, Class N, and Class R shares, respectively. The fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.15%, 1.75%, 2.00%, and 2.25% of average daily net assets attributable to Class A, Class I, Class N, and Class R shares, respectively the Adviser shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class, respectively. If Fund Operating Expenses attributable to Class A, I, N and R shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended April 30, 2017, the Adviser waived fees in the amount of $115,150.

The following amounts are subject to recapture by the Fund by the following date:

4/30/2020
$ 111,988

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.40%, 0.25%, and 0.50% of its average daily net assets for Class A, Class N, and Class R, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I, Class N and Class R shares. For the year ended April 30, 2017, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 180 days after purchase. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended April 30, 2017, the Fund assessed $2,272 in redemption fees.

6.	INVESTMENTS IN AFFILIATED COMPANIES

An ’‘affiliated company’’ of a mutual fund includes, among others: any company where the fund owns 5% or more of the company’s voting securities, and any company under common control with the fund. Companies which are affiliates of the Fund at April 30, 2017, are noted in the Fund’s Consolidated Portfolio of Investments.

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

The Twentieth Century Masters Collection, LLC (“TCMC”) is a private fund and is an affiliated company of the Fund because the Fund owns more than 5% of the outstanding interests in TCMC.

Transactions during the year with TCMC were as follows:

				Dividends
	Value- Beginning			Credited to	Realized	Unrealized	Value - End of
Description	of Year	Purchases	Sales Proceeds	Income	Gain/Loss	Gain/Loss	Year
Twentieth Century Masters Collection, LLC	$2,000,000	$—	$—	$—	$—	$19,084	$2,019,084

TCMC is valued utilizing the most recent net assets from audited financial statements and adjusted for the most recent appraisals of artwork held by TCMC. The appraisals are done by an independent third party and based on recent sales of comparable art. The appraisals include a range of values for each piece of art and the Fund utilizes the midpoint of the range for valuation purposes.

The Fund’s holding in TCMC is subject to review by the Fund’s Fair Valuation Committee and the valuation methodology is reviewed on a quarterly basis by the Valuation Committee of the Board. The Board also utilizes and independent third party valuation consultant to review fair valuation methodologies approved by the Fund.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2017	April 30, 2016
Ordinary Income	$52,821	$46,218
Return of Capital	—	351,434
	$52,821	$397,652

As of April 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(70,080)	$(2,353,110)	$53,539	$(649,040)	$(3,018,691)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to adjustments for partnerships, real estate investment trusts and grantor trusts and the Fund’s holding in Satuit West Shore Real Return (Cayman) Fund Ltd. The unrealized depreciation in the table above includes unrealized foreign currency losses of $942.

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

At April 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$804,594	$1,548,516	$2,353,110

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $70,080.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency losses, and adjustments for real estate investment trusts, partnerships, and grantor and royalty trusts, resulted in reclassifications for the year ended April 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$9,869	$(9,869)

8.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of April 30, 2017, the Fund was invested in the following restricted security:

	Initial Acquisition				% of Net
Security	Date	Principal	Cost	Value	Assets

Twentieth Century Masters Collection, LLC	3/25/2014	400	$2,000,000	$2,019,084	8.48%

Satuit West Shore Real Return Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

April 30, 2017

9.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Grant Thornton LLP
757 Third Ave., 9th Floor
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	New York, NY 10017
T 212.599.0100
Board of Trustees and Shareholders	F 212.370.4520
Satuit West Shore Real Return Fund	www.GrantThornton.com

We have audited the accompanying consolidated statement of assets and liabilities, including the portfolio of investments, of Satuit West Shore Real Return Fund, formerly known as West Shore Real Return Fund, (a fund in the Two Roads Shared Trust) (the “Fund”) as of April 30, 2017, and the related consolidated statement of operations for the year then ended, and the consolidated statement of changes in net assets and financial highlights for the years ended April 30, 2017 and 2016. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The accompanying consolidated financial highlights for the year ended April 30, 2015 were audited by other auditors whose report thereon dated July 13, 2015 expressed an unqualified opinion on those consolidated financial statements and financial highlights. The accompanying consolidated financial highlights for the period December 6, 2013 to April 30, 2014 were audited by other auditors whose report thereon dated June 27, 2014 expressed an unqualified opinion on those consolidated financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Satuit West Shore Real Return Fund as of April 30, 2017, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the years ended April 30, 2017 and 2016 in conformity with accounting principles generally accepted in the United States of America.

New York, New York

June 29, 2017

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

SATUIT WEST SHORE REAL RETURN FUND

EXPENSE EXAMPLES (Unaudited)

April 30, 2017

As a shareholder of the Satuit West Shore Real Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and; (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Satuit West Shore Real Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/16	4/30/17	11/1/16 – 4/30/17	11/1/16 – 4/30/17
Class A	$1,000.00	$ 990.60	$10.61	2.15%
Class I	1,000.00	990.20	8.64	1.75
Class N	1,000.00	988.30	9.86	2.00
Class R	1,000.00	990.60	11.11	2.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/16	4/30/17	11/1/16 – 4/30/17	11/1/16 – 4/30/17
Class A	$1,000.00	$1,014.13	$10.74	2.15%
Class I	1,000.00	1,016.12	8.75	1.75
Class N	1,000.00	1,014.88	9.99	2.00
Class R	1,000.00	1,013.64	11.23	2.25

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period).

**	Annualized.

Satuit West Shore Real Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2017

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012)	1	Schroder Global Series Trust (2012- 2017); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee, Corporate Governance Committee Chairman	Indefinite, Since 2012	Interim Dean (since 2017), Professor (since 2016), and Associate Professor (2014-2016), University of Washington School of Law; Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

*	Information is as of April 30, 2017.

**	As of April 30, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to those funds advised by a common investment adviser. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

4/30/17 – Two Roads v2

Satuit West Shore Real Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2017

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004-2011)	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017), Vice President and Counsel (2015 -2016) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of April 30, 2017.

**	As of April 30, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to those funds advised by a common investment adviser. The Fund does not hold itself out as related to any other series within the Trust for investment purpose.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-973-8637.

4/30/17 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-397-8728 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-973-8637.

INVESTMENT ADVISER
Satuit Capital Management, LLC
1001 Westhaven Blvd, Suite 125-B
Franklin, TN 37064

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $22,000

2016 – $19,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $4,200

2016 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $4,200

2016 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/17

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 7/7/17